Intangible Assets	12 Months Ended
Dec. 31, 2025
Intangible Assets [Abstract]
Intangible Assets

Note 6. Intangible Assets

Intangible assets consists of the following at December 31 (in thousands):

	2025	2024
Tradename	$200	$200
Customer relationships	200	200
Less: accumulated amortization	(327)	(247)

Intangible assets, net	$73	$153

Useful life (years)	5	5

For the years ended December 31, 2025 and 2024, amortization expense of $40 thousand was recognized for Tradename and amortization expense of $40 thousand was recognized for Customer relationships for each period. The weighted average remaining amortization period for intangible assets is approximately 0.9 years years and 1.9 years years as of December 31, 2025 and 2024, respectively. The following table summarizes the expected future amortization for our definite-lived intangible assets (in thousands):

Year ending December 31,	Amount
2026	$73